    As filed with the Securities and Exchange Commission on March 19, 1999


                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 9, 1999



                              EBS PENSION, L.L.C.
            (Exact name of registrant as specified in its charter)



          Delaware                    000-24713                 42-146652
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)        Identification Number)



                         Norwest Bank Minnesota, N.A.
                           Corporate Trust Services,
                         Customized Fiduciary Services
                        Sixth and Marquette:  M.S. 0069
                      Minneapolis, Minnesota  55479-0069
                     Attn:  Lon P. LeClair, Vice President
                   (Address of principal executive offices)


                                (612) 667-4803
             (Registrant's telephone number, including area code)

Item 5.   Other Events.
-------   ------------

     On March 9, 1999, Edison Brothers Stores, Inc. ("Edison") filed a voluntary petition for relief under the provisions of Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. In its petition, Edison listed EBS Pension, L.L.C. (the "Company") among its largest unsecured creditors with a claim totaling approximately $5.7 million. The claim stems from Edison's retention of the $5.7 million (the "Tax Reserve Funds") in connection with the termination of its over-funded pension plan pursuant to its first plan of reorganization in an earlier Chapter 11 proceeding, which was approved in September of 1997.

     The Internal Revenue Service issued a private letter ruling on September 28, 1998, stating that no additional taxes were to be paid by Edison in connection with the termination of its pension plan. As of March 9, 1999, however, Edison had declined to remit the Tax Reserve Funds to the Company. Edison has taken the position that if the Pension Benefit Guaranty Corporation, pursuant to its ongoing audit of Edison's pension plan termination, determines that Edison is obligated to make an additional contribution to the qualified replacement pension plan established by Edison upon termination of its original pension plan, Edison may seek to make such contribution from the Tax Reserve Funds. While the Company continues to dispute the fact that Edison is entitled to use the Tax Reserve Funds for such purpose, the Company has not recorded any receivable due from Edison on its financial statements in connection with the Tax Reserve Funds.

     A meeting of Edison's largest unsecured creditors is scheduled for Friday, March 19, 1999. At this meeting, the United States Trustee will appoint representatives of the largest unsecured creditors to the Official Creditors' Committee (the "Committee"). As one of the largest unsecured creditors, the Company intends to send a representative to this meeting and may also seek membership on the Committee.

     There can be no assurance that any portion of the Tax Reserve Funds will ever be collected by the Company.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

 99.1     Text of Notice delivered to Members on March 19, 1999

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, EBS Pension, L.L.C. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EBS PENSION, L.L.C.

                                       By: NORWEST BANK MINNESOTA, N.A.,
                                           as Manager

                                       By: /s/ Lon P. LeClair
                                           ------------------------------
                                           Lon P. LeClair, Vice President


Date:  March 19, 1999

                                 EXHIBIT INDEX
                                 -------------


 Exhibit
 Number             Document Description
---------  --------------------------------------

  99.1     Text of Notice delivered to members on          Filed herewith.
           March 19, 1999